Exhibit 99.1

MoneyGram Names Brian Johnson Chief Financial Officer and Anna Greenwald
Chief Operating Officer

Larry Angelilli to Become Executive Vice Chairman

DALLAS, August 4, 2022—MoneyGram International, Inc. (NASDAQ: MGI) (the “Company”), a global leader in the evolution of digital P2P payments, today announced that Brian Johnson, who currently serves as Head of Corporate Finance and Global Treasurer, has been named Chief Financial Officer, effective September 1, 2022. He succeeds Larry Angelilli, who has been appointed Executive Vice Chairman of MoneyGram, effective on the same date. In this role, Angelilli will help ensure an orderly transition of the CFO role and assist on external relations and other strategic matters.

MoneyGram also announced that Anna Greenwald, who currently serves as Chief Readiness Officer, has been appointed Chief Operating Officer, effective immediately. In addition to her existing responsibilities, which include oversight of global go-to-market, product, customer care, agent network oversight and engagement and global regulatory exam readiness, Greenwald will also assume responsibility for the global IT organization.

Alex Holmes, Chairman and CEO of MoneyGram, said, “Brian has been a vital member of our team over the past several years, providing invaluable financial, strategic and operational insight that has been instrumental in supporting the Company’s execution of its strategic business plans. I am pleased that we will continue to benefit from his unique perspectives and expertise as CFO as we work to advance our digital growth strategy and complete our transaction with Madison Dearborn Partners.”

“I am honored to be stepping into the CFO role at such an exciting time for MoneyGram,” Johnson said. “I look forward to working with Alex and the rest of the management team to position the Company for its next chapter of growth and value creation.”

Holmes continued, “As Chief Readiness Officer, Anna has played a key role in transforming the business to better serve our customers and agents, enabling us to continue to execute on our digital transformation. This is a well-deserved promotion, and we are confident she will step into her new role seamlessly.”

“I am grateful for the opportunity to contribute to MoneyGram’s future success in this expanded role,” Greenwald said. “I am confident in our strategy and ability to continue expanding our capabilities and product offerings to meet the needs of our customers.”

Holmes concluded, “On behalf of the Board and management team, I would like to recognize Larry for his leadership as CFO as well as his dedication to MoneyGram over the past 11 years. He has contributed in many ways to the Company’s digital transformation and helped to further strengthen one of the strongest brands in the industry. We look forward to continuing to benefit from Larry’s experience and knowledge in his new role as Executive Vice Chairman.”

“I am proud of all we have accomplished during my time as CFO and feel privileged to work alongside such an incredible team of people,” Angelilli said. “I look forward to supporting Alex, Brian, Anna and the rest of the team as they continue to innovate and transform MoneyGram’s business.”

About Brian Johnson

Brian Johnson was appointed Head of Corporate Finance and Global Treasurer in January 2021, where he oversees all treasury, financial planning and analysis ("FP&A"), pricing and M&A activity. He joined MoneyGram in July 2018 as Head of Corporate FP&A and M&A, responsible for overseeing the Company’s corporate FP&A function and M&A activity.

Prior to joining MoneyGram, Johnson was a Managing Director at Commerce Street Capital where he advised clients on acquisitions and divestitures. His professional experience also includes tenures with Hudson Advisors/Lone Star Funds and Bear Stearns.

Johnson holds a Bachelor of Science in Mechanical Engineering from Bucknell University and holds the Chartered Financial Analyst and Certified Valuation Analyst designations.

About Anna Greenwald

Anna Greenwald was appointed Chief Readiness Officer in March 2021 and is responsible for leading the Company’s go-to-market strategy, agent network oversight and engagement and global regulatory exam readiness. She joined MoneyGram in 2011, previously holding positions in the Product, Technology and Operations departments.

Prior to joining MoneyGram, Greenwald worked for Boston Scientific, Qumu and other leading technology companies where she led business model transformation, global expansion initiatives, managed merger activities and oversaw compliance remediation efforts.

Greenwald holds a Master of Business Administration from the University of Colorado, a Master of Science from Metropolitan State University, and a Bachelor of Science from Minnesota State University.

About MoneyGram International, Inc.

MoneyGram International, Inc. (NASDAQ: MGI), a global leader in the evolution of digital P2P payments, delivers innovative financial solutions to connect the world's communities. With a purpose-driven strategy to mobilize the movement of money, a strong culture of fintech innovation, and leading customer-centric capabilities, MoneyGram has grown to serve over 150 million people in the last five years. The Company leverages its modern, mobile, and API-driven platform and collaborates with the world's top brands to serve consumers through its direct-to-consumer digital channel, global retail network, and embedded finance business for enterprise customers. MoneyGram is also a leader in pioneering cross-border payment innovation and blockchain-enabled settlement. For more information, please visit ir.moneygram.com, follow @MoneyGram on social media, and explore the website and mobile app through moneygram.com.

Forward Looking Statements

The information included herein contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as "may," "might," "will," "could," "should," "would," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "forecast," "outlook," "continue," "currently," and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected completion of the proposed transaction with Madison Dearborn Partners (“MDP”). Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction with MDP; the satisfaction of the conditions to closing of the proposed transaction or the debt financing may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that MDP is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the SEC. The Company's SEC filings may be obtained by contacting the Company, through the Company's web site at ir.moneygram.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Contacts

MoneyGram
Sydney Schoolfield
media@moneygram.com
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